SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2001

Date of Report (Date of earliest event reported)

CASA MUNRAS HOTEL PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

California	0-8901	95-3235634

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8885 Rio San Diego Drive, Suite 220, San Diego, California 92108

(Address of principal executive offices including zip code)

(619) 297-4040

(Registrant’s telephone number, including Area Code)

5525 Oakdale Avenue, Suite 300, Woodland Hills, California 91364

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     None

Item 2. Acquisition or Disposition of Assets.

     None

Item 3. Bankruptcy or Receivership.

     None

Item 4. Changes in Registrant’s Certifying Accountant.

     Effective November 27, 2001, Deloitte & Touche LLP was terminated as the Registrant’s independent accountant. For each of the Registrant’s two most recent fiscal years Deloitte & Touche LLP audit opinions did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during the Registrant’s two most recent fiscal years and all subsequent interim periods, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter in their audit report. The decision to terminate Deloitte & Touche LLP was made by the General Partner of the Registrant.

     Effective November 27, 2001, the Registrant engaged William H. Ling, Certified Public Accountant as the Registrant’s independent accountant. William H. Ling, Certified Public Accountant has been given the opportunity to review the disclosure contained in this Form 8-K and agrees with the Registrant as to the information pertaining to William H. Ling, Certified Public Accountant, and thus, has elected not to file a letter with the Securities and Exchange Commission.

     The Registrant has not consulted with William H. Ling, Certified Public Accountant during its two most recent fiscal years, and all subsequent interim periods, regarding any matter that was either the subject of a disagreement or a reportable event.

     Further, during this same time period, it is the Registrant’s understanding that there were no consultations where written or oral advice was provided to the Registrant regarding the application of accounting principles to a proposed or completed transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, such that William H. Ling, Certified Public Accountant concluded that the advice was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

     William H. Ling, Certified Public Accountant has served as the Registrant’s tax accountant during its two most recent fiscal years.

Item 5. Other Events.

     None

Item 6. Resignations of Registrant’s Directors.

     None

Item 7. Financial Statements and Exhibits.

(C) Exhibits

Exhibit
Number	Description

1	Accountant Termination Letter of Casa Munras Hotel Partners, L.P. to Deloitte & Touche LLP

2	Accountant Letters to Casa Munras Hotel Partners, L.P. and Securities and Exchange Commission from Deloitte & Touche LLP acknowledging confirmation the client/auditor relationship has ceased and that Deloitte & Touche LLP has read the information in Item 4 of Form 8-K and agrees with the comments.

Item 8. Change in Fiscal Year.

     None

Item 9. Sales of Equity Securities Pursuant to Regulation S.

     None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASA MUNRAS HOTEL PARTNERS, L.P.

CASA MUNRAS GP, LLC General Partner

By:	/s/ JOHN F. ROTHMAN

John F. Rothman, Managing Member

Dated: November 30, 2001